UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 17, 2005

Thomas & Betts Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Tennessee	1-4682	22-1326940
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8155 T&B Boulevard, Memphis, Tennessee		38125
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	901-252-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On June 14, 2005, Thomas & Betts Corporation (the "Corporation") amended and restated its revolving credit agreement with a group of banks. The Amended and Restated Credit Agreement is included as Exhibit 10.1 to this Current Report and incorporated herein by reference.

On June 14, 2005, the Corporation executed a Separation Benefit Agreement and General Release with Connie C. Muscarella, the Corporation's former Vice President - Human Resources and Administration. The Agreement is included as Exhibit 10.2 to this Current Report and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 14, 2005, Thomas & Betts Corporation amended and restated its revolving credit agreement with a group of banks. The Amended and Restated Credit Agreement is included as Exhibit 10.1 to this Current Report and incorporated herein by reference. The Agreement will expire in 2010, is unsecured and provides credit availability of up to $200 million and may be increased to $300 million at the option of the Corporation.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1 Amended and Restated Credit Agreement dated as of June 14, 2005 among Thomas & Betts Corporation, as Borrower, The Guarantors Party Thereto, The Financial Institutions Party Thereto, Bank of America, N.A., Suntrust Bank and Regions Bank, as Co-Syndication Agents, LaSalle Bank, N.A., as Documentation Agent and Wachovia Bank, National Association, as Administrative Agent, Swing Bank and Issuing Bank.

10.2 Separation Benefit Agreement and General Release between the Corporation and Connie C. Muscarella dated June 14, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Thomas & Betts Corporation

June 17, 2005	By:	W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Assistant General Counsel and Assistant Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Credit Agreement, dated as of June 14, 2005, among Thomas & Betts Corporation, as Borrower, The Guarantors Party Thereto, The Financial Institutions Party Thereto, Bank of America, N.A., Suntrust Bank and Regions Bank, as Co-Syndication Agents, LaSalle Bank, N.A., as Documentation Agent and Wachovia Bank, National Association, as Administrative Agent, Swing Bank and Issuing Bank.
10.2	Separation Benefit Agreement and General Release between the Corporation and Connie C. Muscarella dated June 14, 2005.